UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2026

GENERATION INCOME PROPERTIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Jackson Street Suite 3300
Tampa, Florida		33602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 448-1234

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 17, 2026, GIPGA 2383 Lake Harbin Road, LLC, an indirect wholly owned subsidiary of Generation Income Properties, Inc. (the “Company”), completed the sale of its Dollar Tree-occupied net lease retail property located at 2383 Lake Harbin Road in Morrow, Georgia (the “Property”), pursuant to a Purchase and Sale Agreement (as amended, the “Morrow Purchase and Sale Agreement”), entered into effective as of March 23, 2026, by and between GIPGA 2383 Lake Harbin Road, LLC, as seller, and Vanguard Asset Holdings, LLC, Series 102, as purchaser, as amended on April 2, 2026 (the “First Amendment”). The Property was sold for a purchase price of $1,458,000, subject to customary prorations and adjustments, resulting in net proceeds to the Company of $639,152.49.

The foregoing description of the Morrow Purchase and Sale Agreement, including the First Amendment, is qualified in its entirety by the full text of the Morrow Purchase and Sale Agreement and the First Amendment attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2, respectively.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information. The pro forma financial information required by Item 9.01(b), if required, will be filed by amendment to this Current Report on Form 8-K.

(d) Exhibits

10.1	Purchase and Sale Agreement, entered into effective March 23, 2026, by and between GIPGA 2383 Lake Harbin Road, LLC and Vanguard Asset Holdings, LLC, Series 102.
10.2	First Amendment to Purchase and Sale Agreement, made and entered into effective April 2, 2026, by and between GIPGA 2383 Lake Harbin Road, LLC and Vanguard Asset Holdings, LLC, Series 102.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date:	April 23, 2026	By:	/s/ David Sobelman
David Sobelman Chief Executive Officer